SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported)        July 29, 1996
                                                _______________________________



                             TOUCAN GOLD CORPORATION
_______________________________________________________________________________
               (Exact name of registrant as specified in charter)


           Delaware              33-28562                 75-2661571
_______________________________________________________________________________
(State of incorporation)(Commission File Number)(IRS Employer Identification No)


8201 Preston Road, Suite 600,     Dallas, Texas           75225
___________________________________________________________________
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code        (214) 890-8065
                                                   ___________________________





                          STARLIGHT ACQUISITIONS, INC.
_______________________________________________________________________________
                               1328 Starwood Lane
                            Evergreen, Colorado 80439
          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant

Engagement of New Certifying Accountant

         On August 1, 1996, Grant Thornton L.L.P. was engaged as the certifying accountants of Toucan Gold Corporation ("Toucan Gold" or the "Company"). This appointment was unanimously approved by the Board of Directors of the Company during a meeting of the Board of Directors held that same day.

         During the Company's two most recent fiscal years and the subsequent interim period prior to its engagement, Grant Thornton L.L.P. was not consulted regarding any of the items, events or circumstances listed in Item 4(b) of Form 8-K and Item 304(a)(2) of Regulation S-B, except that Starlight Acquisitions, Inc. ("Starlight"), a Colorado corporation, the predecessor corporation to the Company, consulted with Grant Thornton L.L.P. as to the accounting treatment of the Merger as defined and discussed in Item 5 hereof. Grant Thornton L.L.P. advised Starlight that accounting treatment similar to a pooling would be available with respect to the Merger and that, except to reflect the changes in par value, the Company's financial statements would be substantially similar to Starlight's financial statements immediately prior to the Merger.

         Neither Starlight's former accountant nor Toucan Mining's former accountant was consulted by the Company regarding any such issues.

         Pursuant to Item 4(b) of Form 8-K and Item 304(a)(2)(D) of Regulation S-B, the Company has requested Grant Thornton L.L.P. to review the disclosure concerning Grant Thornton L.L.P. in this Item 4 and has provided Grant Thornton L.L.P. the opportunity to furnish the Company a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements by the Company made in this Item 4 response to Item 304(a)(2)(D) of Regulation S-B. Grant Thornton reviewed the information provided in response to this Item 4 and has advised the Company that it does not have any new information or clarification of the Company's views and it agrees with the statements made by the Company under this Item 4.

Resignation of Former Certifying Accountant of Toucan Mining

         On July 21, 1996, the Board of Directors of Toucan Mining, a subsidiary of Toucan Gold, accepted the resignation of Deloitte & Touche as the certifying accountants of Toucan Mining. Deloitte & Touche has never been the certifying accountants of the Company or its predecessor Starlight Acquisitions, Inc.

         Toucan Mining is a significant subsidiary of Toucan Gold; however, neither the Company's nor Starlight's certifying accountants ever expressed reliance on Deloitte & Touche's report with respect to Toucan Mining in their reports. Accordingly, the Company does not believe it is required to report the resignation of Deloitte & Touche as the certifying accountant of Toucan Mining. The Company voluntarily reports that the report submitted by Deloitte & Touche on the financial statements of Toucan Mining for the fiscal period beginning with

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inception (November 3, 1995) and ending March 31, 1996 (the  "Report"),  did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, as set forth in Item 304(a)(1)(ii), except that the Report contained the following going concern qualifications:

         The accompanying financial statements have been prepared assuming that [Toucan Mining Limited] will continue as a going concern. [Toucan Mining Limited] is a development stage enterprise engaged in the development of mineral rights in Brazil. As discussed in Note 1 to the accounts, [Toucan Mining Limited] is in the initial stage of exploration and it is not possible to ascertain whether future revenues will be sufficient to allow [Toucan Mining Limited] to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During such fiscal period of Toucan Mining, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure as set forth in Item 304(a)(1)(iv) of Regulation S-B. None of the reportable events listed in Item 304(a)(1)(iv)(B) of 304(b) of Regulation S-B occurred with respect to Toucan Mining or Toucan Gold and Deloitte & Touche.

         Pursuant to Item 4(a) of Form 8-K and Item 304(a)(3) of Regulation S-B, Toucan Gold and Toucan Mining have provided Deloitte & Touche with a copy of this Form 8-K, and have requested Deloitte & Touche to provide Toucan Gold and Toucan Mining with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Toucan Gold in this Item 4 with respect to Deloitte & Touche, so that it can be filed with the Commission within ten (10) business days after the filing of this report. Deloitte & Touche's response letter will be filed as an exhibit to a Form 8-K/A, within two
(2) business days of receipt. .

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Item 5.  Other Material Information

         On July 29, 1996, Toucan Gold announced that it had changed its state of incorporation from Colorado to Delaware and changed its name to Toucan Gold Corporation. This change was accomplished by means of a merger of Starlight into its then wholly owned Delaware subsidiary, Toucan Gold (the "Merger"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"). The reincorporation proposal was approved by stockholders of Starlight at a special meeting held on July 29, 1996 and the Merger was effective as of 5:00 p.m. (Central Daylight
Time) on July 29, 1996 with the filing of the Articles of Merger and Certificate of Merger with the Secretary of States of Colorado and Delaware, respectively.

Principal Reasons for Reincorporation

         For many years, Delaware has encouraged incorporation in that state. In furtherance of that policy, Delaware has adopted, construed and implemented comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations. Delaware is the preeminent state of incorporation for major corporations, and its legislature and courts have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Thus, the reincorporation will provide greater predictability with respect to the Company's corporate legal affairs.

         The reincorporation also had the effect of changing the name of the Company from Starlight Acquisitions, Inc. to Toucan Gold Corporation. The name Toucan Gold Corporation more closely reflects the actual operations of the Company. The reincorporation has not resulted in any changes of the Company's business, management, board members, fiscal year, assets or liabilities or the location of its mining facilities. The Company's executive offices changed from Colorado to Texas. In addition, the common stock of the Company ("TUCON Stock"), common par value $.01 per share, trades on the OTC Bulletin Board under the new trading symbol "TUGO."

Antitakeover Implications

         Certain effects of the reincorporation may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law ("Section 203") restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. While corporations may opt out of the provisions of Section 203, and thus decline the takeover protection, the Company may not do so.

         In addition to the serious disruption to the day-to-day business and management of the Company that unsolicited takeover attempts may cause, the Company believes that they may also be unfair or disadvantageous to the Company and some of its stockholders. The Board believes that it can best ensure that each stockholder's interests are considered and treated equitably by requiring that all potential acquirors negotiate with the Board of Directors.

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         In addition,  the Delaware General Corporation Law provides for certain changes to the relative rights of stockholders and management that have anti-takeover implications; however, the Board of Directors does not currently plan to implement any of these changes.

Authorized and Issued Stock

         The Certificate of Incorporation of Toucan Gold authorizes a class of 30,000,000 shares of Toucan Common Stock and a class of 2,000,000 shares of preferred stock (the "Preferred Stock"), par value $.01 per share.

         The Articles of Incorporation of Starlight provided for the same number of authorized shares of common stock and preferred stock, each with no par value. Each share of Starlight common stock ("Starlight Common Stock"), no par value, that was issued and outstanding immediately prior to the Merger, was by virtue of the Merger automatically converted into one fully paid and nonassessable share of Toucan Common Stock. Stockholders will receive a Letter of Transmittal setting forth the procedures relating to the exchange of certificates (the "Starlight Certificates") representing shares of Starlight Common Stock for certificates ("Toucan Certificates") representing shares of Toucan Common Stock. Pending the exchange of Starlight Certificates for Toucan Certificates, each Starlight Certificate continues to represent the same number of shares of Toucan Common Stock.

         Starlight had outstanding immediately prior to the Merger warrants (the Starlight "Warrants") to purchase an aggregate of 100,000 shares of Starlight Common Stock at an exercise price of $4.00 per share. By virtue of the terms of the Starlight Warrants, the Starlight Warrants have been converted into warrants to purchase an aggregate of 100,000 shares of Toucan Common Stock at an exercise price of $4.00 per share.

         Each share of Toucan Common Stock is entitled to one vote on all matters to be voted upon by the stockholders. Subject to preferences that may be applicable to any outstanding Preferred Stock, the holders of Toucan Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, the holders of Toucan Common Stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of Preferred Stock, if any, then outstanding. The Toucan Common Stock has no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to Toucan Common Stock.

         The Certificate of Incorporation of the Company authorizes the Board of Directors to fix the rights, preferences, privileges and restrictions of one or more series out of the authorized shares of Preferred Stock (which would include dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences) without further vote or action by the stockholders, as did the Articles of Incorporation of Starlight. Issuance of Preferred Stock with terms giving it substantial voting power, conversion or other rights could have the offset of (i) delaying, deferring or preventing a change in control of the Company or (ii) otherwise

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modifying the rights of holders of Toucan Common Stock.  There is no Preferred
Stock outstanding.

Change in Number of Directors

         The Bylaws of Starlight authorized the Board of Directors to fix the number of directors at a number not less than three (3), unless the outstanding shares of the corporation were held on record by fewer than three shareholders. The Certificate of Incorporation and Bylaws of Toucan Gold provide that the number of directors shall not be less than one (1) or more than nine (9), the exact number to be fixed from time to time by resolution of the Board of Directors, provided that no director's term shall be shortened by reason of a resolution reducing the number of directors. Prior to the Merger, there were three (3) directors of Starlight (the "Incumbent Directors") Robert P. Jeffcock,
L. Clark Arnold and Don D. Box. Jay Lutsky ("Lutsky") was also an Advisory Director. Following the Merger, the Board of Directors set the number of directors at three (3) and named the Incumbent Directors as the directors of the Company and Lutsky as an Advisory Director.

         Following reincorporation, the Board of Directors of the Company also has the authority to amend the Bylaws without stockholder approval to affect a change in the number of the Board of Directors.

Indemnification and Limitation of Liability

         Delaware corporations may adopt provisions in their certificates of incorporation that reduce or eliminate the liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain prescribed conduct. Toucan Gold has adopted such a provision in Article 9 of its Certificate of Incorporation. Article 9 also contains other provisions that provide for the indemnification of the Company's directors and officers and the advancement of expenses related thereto to the extent permitted by Delaware law.

Voting by Ballot

         Under Delaware law, a certificate of incorporation may include provisions obviating the need to vote by written ballot. The Certificate of Incorporation of Toucan Gold provides that elections of directors need not be by written ballot unless the Bylaws provide for written ballot. The Bylaws of Toucan Gold currently provide that elections of directors need not be effectuated by written ballot.

Actions by Written Consent of Stockholders

         Delaware  law  provides   that  any  action  that  could  be  taken  by
stockholders at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by the holders of record of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled

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to vote  thereon  were  present  and voted.  Colorado  law,  on the other  hand, provides that any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing. Therefore, unlike Colorado law, Delaware law permits a majority of the stockholders of the Company to take action without the need for a stockholders' meeting.

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a)          Financial Statements of Business Acquired.

             Not applicable.

(b)          Pro Forma Financial Information.

             Not applicable.

(c)          Exhibits.


 EXHIBIT NO.                                            DESCRIPTION
_____________                                         _______________

        2.1 Agreement and Plan of Merger dated as of July 29,1996 between Toucan Gold Corporation, a Delaware
                      Corporation, and Starlight Acquisitions, Inc., a Colorado Corporation.

        4.1           Certificate of Incorporation of Toucan Gold Corporation.

       16.1 Statement from Deloitte & Touche regarding change in certifying accountant for Toucan Mining Limited.

       99.1 Press Release, dated July 29, 1996, announcing Starlight's reincorporation and name change.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Toucan Gold Corporation
                                                   _______________________
                                                         (Registrant)

Date:  August 8, 1996                              By:/s/Robert Jeffcock
                                                      --------------------
                                                   Name:Robert Jeffcock

                                                   Title:Chief Executive Officer



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                             TOUCAN GOLD CORPORATION

                                  EXHIBIT INDEX

                                                                   SEQUENTIALLY
                                                                     NUMBERED
EXHIBIT NO.                         DESCRIPTION                     PAGE NUMBER
___________                         ___________                   ______________
   2.1            Agreement and Plan of Merger dated as of July          11
                  29, 1996 between Toucan Gold Corporation, a
                  Delaware Corporation, and Starlight
                  Acquisitions, Inc., a Colorado Corporation.

   4.1            Certificate of Incorporation of Toucan Gold            18
                  Corporation.

  16.1           Statement from Deloitte & Touche regarding change in    23
                      certifying accountant for Toucan Mining Limited.

  99.1            Press Release, dated July 29, 1996, announcing         25
                  Starlight's reincorporation and name change.


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